UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 11, 2009
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             (Exact name of registrant as specified in its charter)


     Virginia                       000-49929                    82-0545425
 -----------------                ------------               -------------------
  (State or other                 (Commission                  (IRS Employer
    jurisdiction                  File Number)               Identification No.)
 of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

     On February 11, 2009, Access National Corporation (Nasdaq: ANCX), holding company for Access National Bank, completed the issuance of $30,000,000 of senior unsecured debt securities due February 15, 2012 (the "Notes"), in a transaction that was exempt from registration pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended. The Notes were placed through a pooled trust issuance arranged by Sandler O'Neill & Partners Corporation and bear interest at a fixed rate of 2.74%. The Notes are guaranteed by the Federal Deposit Insurance Corporation under the Temporary Liquidity Guarantee Program (the "TLGP") and are backed by the full faith and credit of the United States. A fee equal to 1% per annum is payable to the FDIC in consideration of its guarantee. Proceeds from the Notes will be used for general corporate purposes, including the origination of loans to businesses and individuals to be held for investment or sale.

     In connection with the TLGP, the Company entered into a Master Agreement ("Master Agreement") with the FDIC on December 9, 2008. The Master Agreement contains certain terms and conditions that must be included in the governing documents for any senior debt securities issued by the Company that are guaranteed pursuant to the TLGP.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACCESS NATIONAL CORPORATION
                                              (Registrant)


Date: February 17, 2009             By: /s/ Michael W. Clarke
                                        ----------------------------------------
                                    Name:   Michael W. Clarke
                                    Title:  President & Chief Executive Officer